OTHER NON CURRENT ASSETS	6 Months Ended
Jun. 28, 2019
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON CURRENT ASSETS
As at 28 June 2019, included within other non-current assets, the Group has a VAT receivable of €198 million, relating to the dispute that began in 2014 between the Spanish Tax Authorities and the Regional Tax Authorities of Bizkaia (Basque Region) as to the responsibility for refunding the VAT to CCEP.
During the six months ended 28 June 2019, the Group was refunded VAT of €126 million (including interest) related to 2017 and 2018. Those periods were blocked by the Spanish Tax Authorities but not subject to the Arbitration Board ruling. The outstanding VAT receivable remains classified as non-current due to the continued delay in the resolution of the matter by the Arbitration Board. We believe it remains a certainty that the amount due plus interest will be refunded to CCEP once the Arbitration Board rules.